UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT TO
SECTION 13 OR 15(D) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 11, 2014

WEBSTER FINANCIAL CORPORATION
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	001-31486 (Commission File Number)	06-1187536 (IRS Employer Identification No.)

Webster Plaza, Waterbury, Connecticut (Address of principal executive offices)	06702 (Zip code)

Registrant’s telephone number, including area code:  (203) 578-2202

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01                      Entry into a Material Definitive Agreement

The information in Item 2.03 is incorporated by reference into this Item 1.01.

Item 2.03                      Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant

On February 11, 2014, Webster Financial Corporation (the “Company”) issued and sold $150,000,000 in aggregate principal amount of the Company’s 4.375% Senior Notes due 2024 (the “Notes”) in a registered public offering (the “Offering”) pursuant to the Company’s shelf registration statement on Form S-3 (the “Registration Statement”), filed with the Securities and Exchange Commission (the “Commission”) on December 20, 2011 (Registration No. 333-178642).  The Notes were issued pursuant to a Senior Debt Indenture dated February 11, 2014 (the “Senior Debt Indenture”), between the Company and The Bank of New York Mellon, as trustee (the “Trustee”), as supplemented by a Supplemental Indenture, dated February 11, 2014 (the “Supplemental Indenture”), between the Company and the Trustee.  The Notes were sold pursuant to an Underwriting Agreement (the “Underwriting Agreement”) with Jefferies LLC, as representative of the underwriters named therein.  The Company previously filed a copy of the Underwriting Agreement as Exhibit 1.1 to its Current Report on Form 8-K  filed with the Commission on February 7, 2014.

The Underwriting Agreement, the Senior Debt Indenture, the Supplemental Indenture and the form of Notes are attached to this Current Report on Form 8-K as Exhibits 1.1, 4.1, 4.2, and 4.3, respectively, and are incorporated into this Item 8.01 by reference.

The Underwriting Agreement, the Senior Debt Indenture, the Supplemental Indenture and the Notes are more fully described in the prospectus supplement, filed with the Commission on February 5, 2014, to the accompanying prospectus filed with the Commission on December 20, 2011 as part of the Registration Statement. The foregoing descriptions of the Underwriting Agreement, the Senior Debt Indenture, the Supplemental Indenture and the Notes do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.1, 4.1, 4.2 and 4.3, respectively.

This Current Report on Form 8-K is being filed, in part, for the purpose of filing the attached documents as exhibits to the Registration Statement in connection with the issuance of the Notes, and such exhibits are hereby incorporated by reference into the Registration Statement.

Item 8.01                      Other Events

The information in Items 1.01 and 2.03 is incorporated by reference into this Item 8.01.

Item 9.01.                      Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.	Description

1.1
Underwriting Agreement, dated February 4, 2014, between Webster Financial Corporation and Jefferies LLC, as representative of the several underwriters named in Schedule I thereto (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on February 7, 2014).

4.1	Senior Debt Indenture, dated February 11, 2014, between Webster Financial Corporation and The Bank of New York Mellon, as trustee.
4.2	Supplemental Indenture, dated February 11, 2014, between Webster Financial Corporation and The Bank of New York Mellon, as trustee.

4.3	Form of 4.375% Senior Note due 2024 (included in Exhibit 4.2).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WEBSTER FINANCIAL CORPORATION

Date: February 11, 2014	By: /s/ Glenn I. MacInnes Name: Glenn I. MacInnes Title: Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

1.1
Underwriting Agreement, dated February 4, 2014, between Webster Financial Corporation and Jefferies LLC, as representative of the several underwriters named in Schedule I thereto (incorporated by reference to Exhibit 1.1 to the Company’s Current Report on Form 8-K filed on February 7, 2014).

4.1	Senior Debt Indenture, dated February 11, 2014, between Webster Financial Corporation and The Bank of New York Mellon, as trustee.
4.2	Supplemental Indenture, dated February 11, 2014, between Webster Financial Corporation and The Bank of New York Mellon, as trustee.

4.3	Form of 4.375% Senior Note due 2024 (included in Exhibit 4.2).

5.1	Opinion of Wachtell, Lipton, Rosen & Katz

23.1	Consent of Wachtell, Lipton, Rosen & Katz (included in Exhibit 5.1).